Subsequent Events	9 Months Ended
Sep. 30, 2015
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events
On October 23, 2015, the Board of Directors of the Partnership’s general partner declared a cash distribution to the Partnership’s unitholders for the third quarter of 2015 of $0.1935 per common and subordinated unit. The cash distribution [will be paid] on November 12, 2015 to unitholders of record at the close of business on November 3, 2015.
On November 4, 2015, the Partnership entered into the Purchase Agreement by and between the Partnership and Rice Energy, pursuant to which the Partnership acquired the Water Assets and the Option. In consideration for the acquisition of the Water Assets and the receipt of the Option, the Partnership paid Rice Energy $200.0 million in cash plus an additional amount, if certain of the conveyed systems’ capacities increase by 5.0 MMgal/d on or prior to December 31, 2017, equal to $25.0 million less the capital expenditures expended by the Partnership to achieve such increase, in accordance with the terms of the Purchase Agreement. The Partnership funded the consideration with borrowings under the Partnership’s revolving credit facility. The acquisition is accounted for as a combination of entities under common control at historical cost.
In connection with the closing of the acquisition of the Water Assets, on November 4, 2015, Rice Energy entered into the Water Services Agreements with PA Water and OH Water, respectively, whereby PA Water and OH Water, as applicable, have agreed to provide certain fluid handling services to Rice Energy, including the exclusive right to provide fresh water for well completions operations in the Marcellus and Utica Shales and to collect and recycle or dispose of flowback, produced water and other fluids for Rice within areas of dedication in defined service areas in Pennsylvania and Ohio. The initial term of the Water Services Agreements is until December 22, 2029 and from month to month thereafter. Under the agreements, Rice Energy will pay (i) a variable fee, based on volumes of water supplied, for freshwater deliveries by pipeline directly to the well site, subject to annual CPI adjustments and (ii) a produced water hauling fee of actual out-of-pocket cost incurred by PA Water and OH Water, plus a 2% margin.
In addition, on November 4, 2015, the Partnership entered into a Common Unit Purchase Agreement with certain institutional investors to sell 13,409,961 common units in a private placement for gross proceeds of approximately $175.0 million (the “Private Placement”). The Private Placement closed on November 10, 2015. The Partnership used the proceeds of the Private Placement to repay a portion of the borrowings under the Partnership’s credit facility. As of November 13, 2015, after giving effect to the acquisition of the Water Assets, expansion capital expenditures and the Private Placement proceeds, the Partnership had $122.0 million of borrowings outstanding under its revolving credit facility.